                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-04911
                                  ----------------------------------------------

             State Street Research Financial Trust
        ------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)

             One Financial Center, Boston, MA 02111
        ------------------------------------------------------------------------
             (Address of principal executive offices)    (Zip code)

             Richard S. Davis, President and Chief Executive Officer
             State Street Research & Management Company
             One Financial Center, Boston, MA 02111
        ------------------------------------------------------------------------
             (Name and address of agent for service)

Registrant's telephone number, including area code: 617-357-1200
                                                   ------------------
Date of fiscal year end:  10/31/04
                        -----------------
Date of reporting period: 11/1/03 - 10/31/04
                         ----------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

ITEM 1 (REPORT TO SHAREHOLDERS): The Annual Report is attached.

                                                    STATE STREET RESEARCH [Logo]



                              [BACKGROUND GRAPHIC]



Government Income Fund

October 31, 2004


                                                   Annual Report to Shareholders

FROM THE CHAIRMAN
      State Street Research

      Table of Contents

 3    Performance Discussion

 6    About Your Fund Expenses

 7    Portfolio Holdings

10    Financial Statements

15    Financial Highlights

18    Report of Independent Registered Public Accounting Firm

19    Trustees and Officers


The pace of U.S. economic growth was robust over the twelve-month period ended October 31, 2004, as the economy advanced on all fronts. Gross domestic product
(GDP) growth, a common measure of economic growth, averaged just short of 4.0% for the period, solidly above the economy's long-term trend rate of 3.0%. We expect the economy to grow between 3.5% and 4.0% for the remainder of 2004 and into 2005.

Consumers continued to play a key role in the economy. Spending on retail goods, autos and housing remained generally strong throughout the period. Retail sales slowed during the summer months of 2004 as a result of higher energy prices and weather-related events, but the pace of consumer spending picked back up in the fall.

The number of new jobs continued to fall short of expectations. In the spring, more than one million new jobs were added to the economy. But job growth was disappointing again during the summer months. The economy has yet to replace all the jobs lost in the downturn of 2000-2001.

Although business spending fell short of expectations, given the economy's relatively strong growth cycle, a pick-up in business spending was one bright spot in the economy. Industrial production moved steadily higher, as did manufacturing capacity utilization. Outlays for new equipment and construction enjoyed double-digit growth in the second half of the period. Strong spending by businesses helped offset some of the slowdown in consumer-spending growth.

Stocks Stumble, Bonds Edge Higher

The U.S. stock market began the period on a strong note. However, the gains it achieved early in the period were whittled away over the twelve months covered by this report. By contrast, the bond market has held up in the face of three increases in the federal funds rate (a key short-term interest rate) that occurred late in the period. The yield on the 10-year benchmark U.S. Treasury ended the period just about where it began, and bond prices moved higher across all sectors.

Investing Despite Uncertainty

By all accounts, news on the economy and the markets has been overshadowed over the past year by external events. As a result, many investors have remained on the sidelines. With so much uncertainty, it may feel safer to wait out the storm. Yet, it can be even more risky to try to time your entrances and exits as the markets move through their natural cycles. If you're feeling uncertain about your financial strategy, talk to your financial professional. With their advice and guidance, you can keep your financial goals on track.


Sincerely,

/s/ Richard S. Davis

Richard S. Davis
Chairman


October 31, 2004

-------------
PERFORMANCE
-------------
         Discussion as of October 31, 2004

How State Street Research Government Income Fund Performed

State Street Research Government Income Fund (Class A shares, without sales charge) returned 3.07% for the twelve-month period ended October 31, 2004. The fund underperformed both the Lehman Brothers Intermediate/Government Index, which returned 4.33%, and the Lipper General U.S. Government Funds Average, which returned 4.19%, over the same period.

--------------------------------------------------------------------------------
Performance: Class A
-------------------------------------------------------------------------------
Fund average annual total return as of 10/31/04
(does not reflect sales charge)

     1 Year                        5 Years                             10 Years
      3.07%                          5.91%                                6.67%

--------------------------------------------------------------------------------
Lehman Brothers Intermediate/Government Index as of 10/31/04

    1 Year                         5 Years                             10 Years
      3.54%                          6.60%                                6.78%

--------------------------------------------------------------------------------
Fund average annual total return as of 9/30/04
(at maximum applicable sales charge)

     1 Year                        5 Years                             10 Years
     -3.26%                          4.86%                                6.11%

--------------------------------------------------------------------------------
Lehman Brothers Intermediate/Government Index as of 9/30/04

     1 Year                        5 Years                             10 Years
      1.91%                          6.51%                                6.72%

--------------------------------------------------------------------------------
 See pages 4 and 5 for additional performance data for Class A shares and for performance data on other share classes.

Keep in mind that the performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted herein. For the most recent month-end performance results, visit our website at www.ssrfunds.com. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average annual total return without sales charge does not reflect the maximum applicable sales charges. If the applicable sales charges were deducted, performance results would be lower.

Average annual total return at maximum applicable sales charge reflects a maximum 4.50% Class A share front-end sales charge.

The Lehman Brothers Intermediate/Government Index is an unmanaged index of fixed-rate U.S. Treasury and agency securities. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in an index.

The Lipper General U.S. Government Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared to competing funds.
--------------------------------------------------------------------------------

Reasons for the Fund's Performance

Interest-rate volatility affected the bond market throughout the twelve-month period as the outlook for the U.S. economy fluctuated from cautious to optimistic. Several strong job reports in the spring of 2004 brightened the economic outlook and the Federal Reserve Board raised a key short-term interest rate, the federal funds rate, in an effort to restrain growth and combat inflation. The federal funds rate was increased in three equal steps from 1.00% to 1.75%, between June and September. The Fed's moves resulted in higher interest rates for two-year Treasuries, but 10-year Treasury yields declined--an indication that investors believe that the Fed is doing a good job of controlling inflation. (Interest rates and bond prices move in opposite directions.) The Treasury market was also helped by foreign investors--particularly by Asian central banks--that continued to buy U.S. bonds.

The fund's active management of interest-rate exposure had a neutral effect on returns for the period. We focused on longer-maturity bonds in the first half of the period, and as a result the fund's duration was longer than that of the Lehman Brothers Intermediate Government Index. Duration is a measure of interest-rate sensitivity; we lengthen duration when we expect rates to go down. Intermediate- and long-term interest rates rose in the first half of the period and our positioning slightly detracted from returns. However, the fund's longer duration at the end of the period helped the fund's return because the 10-year Treasury yield came down and prices rose.

The fund also benefited from our decision to emphasize pass-through mortgage securities and commercial mortgage-backed securities (CMBS), sectors that outperformed Treasuries during the period.

Looking Ahead

At the end of the period, the fund remained slightly underweight in short-term issues and overweight in long-term issues because we believe that the current gap between short-term and long-term yields is likely to narrow further as short-term interest rates continue to rise into 2005. We will continue to look for opportunities to manage the fund's duration as opportunities arise.

Given the ongoing investigation into government-sponsored enterprises, such as Fannie Mae and Freddie Mac, we continue to underweight the agency sector. Instead, we have maintained a higher-than-benchmark weight in mortgage-backed securities where the risk/return profile is more attractive.

A Word about Risk

The major risks of bond investing include the tendency for bond prices to fall when interest rates rise. Although the U.S. government ensures the timely payment of principal and interest on certain underlying securities, the value of fund shares is not guaranteed and will fluctuate.

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


                                 State Street Research Government Income Fund  3

-------------
PERFORMANCE
-------------
         Discussion as of October 31, 2004

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. There are three ways of measuring long-term performance: cumulative total returns, average annual total returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

Represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated.

Average Annual Total Return

Represents the rate you would have had to earn during each year of a given time period in order to end up with the fund's actual cumulative return for those years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Ten Years
Similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any) and compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A

                                                     1 Year    5 Years   10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                       3.07%     33.23%     90.78%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)                 -1.57%     27.23%     82.20%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)                 -1.57%      4.93%      6.18%
--------------------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[The following table was depicted as a line graph in the printed material.]

                                     Merrill Lynch               Lehman Brothers
                                      Government                 Intermediate/
              Class A                Master Index               Government Index
--------------------------------------------------------------------------------
94              9425                    10000                        10000
95             11507                    11541                        11180
96             12114                    12123                        11813
97             13215                    13176                        12679
98             14442                    14670                        13884
99             14320                    14496                        13997
00             15238                    15656                        14939
01             17320                    17996                        17006
02             18155                    19133                        18144
03             18511                    19686                        18608
04             19078                    20690                        19266

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1)

                                                     1 Year    5 Years   10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                       2.38%     28.51%     76.77%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)                 -2.56%     26.51%     76.77%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)                 -2.56%      4.82%      5.86%
--------------------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[The following table was depicted as a line graph in the printed material.]

                                     Merrill Lynch               Lehman Brothers
                                      Government                 Intermediate/
             Class B(1)              Master Index               Government Index
--------------------------------------------------------------------------------
               10000                    10000                        10000
95             11415                    11541                        11180
96             11930                    12123                        11813
97             12844                    13176                        12679
98             14009                    14670                        13884
99             13755                    14496                        13997
00             14526                    15656                        14939
01             16386                    17996                        17006
02             17064                    19133                        18144
03             17266                    19686                        18608
04             17677                    20690                        19266

--------------------------------------------------------------------------------

Keep in mind that the performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted herein. For the most recent month-end performance results, visit our website at www.ssrfunds.com. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions, or the redemption of fund shares.

Cumulative Total Return without sales charge does not reflect the maximum applicable sales charges. If the applicable sales charges were deducted, performance results would be lower.

--------------------------------------------------------------------------------
Class B (only available through exchanges from another Class B account)

                                                   1 Year     5 Years    10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                     2.36%      28.68%      77.41%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)               -2.57%      26.68%      77.42%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)               -2.57%       4.84%       5.90%
--------------------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[The following table was depicted as a line graph in the printed material.]

                                     Merrill Lynch               Lehman Brothers
                                      Government                 Intermediate/
              Class B                Master Index               Government Index
--------------------------------------------------------------------------------
               10000                    10000                        10000
95             11415                    11541                        11180
96             11930                    12123                        11813
97             12844                    13176                        12679
98             14009                    14670                        13884
99             13788                    14496                        13997
00             14569                    15656                        14939
01             16427                    17996                        17006
02             17117                    19133                        18144
03             17332                    19686                        18608
04             17741                    20690                        19266

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C

                                                   1 Year     5 Years    10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                     2.36%     28.65%      77.49%
-------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)                1.37%     28.65%      77.49%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)                1.37%      5.17%       5.91%
--------------------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[The following table was depicted as a line graph in the printed material.]

                                     Merrill Lynch               Lehman Brothers
                                      Government                 Intermediate/
              Class C                Master Index               Government Index
--------------------------------------------------------------------------------
               10000                    10000                        10000
95             11424                    11541                        11180
96             11939                    12123                        11813
97             12853                    13176                        12679
98             14018                    14670                        13884
99             13796                    14496                        13997
00             14578                    15656                        14939
01             16435                    17996                        17006
02             17124                    19133                        18144
03             17339                    19686                        18608
04             17749                    20690                        19266

--------------------------------------------------------------------------------

Class R

                                                   1 Year     5 Years    10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                       2.86%    32.77%      90.13%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)                  2.86%    32.77%      90.13%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)                  2.86%     5.83%       6.64%
--------------------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[The following table was depicted as a line graph in the printed material.]

                                     Merrill Lynch               Lehman Brothers
                                      Government                 Intermediate/
              Class R                Master Index               Government Index
--------------------------------------------------------------------------------
               10000                    10000                        10000
95             11507                    11541                        11180
96             12114                    12123                        11813
97             13147                    13176                        12679
98             14442                    14670                        13884
99             14320                    14496                        13997
00             15238                    15656                        14939
01             17320                    17996                        17006
02             18155                    19133                        18144
03             18484                    19686                        18608
04             19013                    20690                        19266

--------------------------------------------------------------------------------

Class S

                                                   1 Year     5 Years    10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                      3.38%     35.23%      96.15%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)                 3.38%     35.24%      96.15%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)                 3.38%      6.22%       6.97%
--------------------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[The following table was depicted as a line graph in the printed material.]

                                     Merrill Lynch               Lehman Brothers
                                      Government                 Intermediate/
              Class S                Master Index               Government Index
--------------------------------------------------------------------------------
               10000                    10000                        10000
95             11537                    11541                        11180
96             12177                    12123                        11813
97             13248                    13176                        12679
98             14591                    14670                        13884
99             14504                    14496                        13997
00             15477                    15656                        14939
01             17633                    17996                        17006
02             18554                    19133                        18144
03             18974                    19686                        18608
04             19615                    20690                        19266

--------------------------------------------------------------------------------

Cumulative and Average Annual Total Returns at maximum applicable sales charge reflect a maximum 4.5% Class A share front-end sales charge or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Performance for Class B(1) shares reflects Class B share performance through December 31, 1998, and Class B(1) performance thereafter. Performance for Class R shares reflects Class A share performance through April 2, 2003, and Class R share performance thereafter. If the returns for Class B(1) and Class R shares had reflected their current service/distribution (Rule 12b-1) fees for the entire period, returns would have been lower. Class R and Class S shares, offered without sales charge, are available through certain retirement plans and special programs.

The Lehman Brothers Intermediate Government Index is an unmanaged index of fixed-rate U.S. Treasury and agency securities. The Merrill Lynch Government Master Index is comprised of fixed-rate U.S. Treasury and agency securities. The indexes are unmanaged and do not take transaction charges into consideration. It is not possible to invest directly in an index.


                                 State Street Research Government Income Fund  5

Summary Portfolio Schedule
--------------------------------------------------------------------------------

Industries                                                  % of Fund Net Assets
U.S. Treasury                                                     46%
--------------------------------------------------------------------------------
U.S. Agency Mortgage                                              45%
--------------------------------------------------------------------------------
Other Mortgage                                                     7%
--------------------------------------------------------------------------------
Foreign                                                            1%
--------------------------------------------------------------------------------
Cash                                                               1%
--------------------------------------------------------------------------------
Total                                                            100%

Because of active management, there is no guarantee that the fund currently invests, or will continue to invest, in the securities referenced.

[The following table was depicted as a line graph in the printed material.]

Interest Rates
--------------------------------------------------------------------------------
(November 1, 2003 to October 31, 2004)

                   90-day        90-Day        10-Year      30-Year       30-Year
                  Treasury     Commercial     Treasury      Treasury      Mortgage
--------------------------------------------------------------------------------
3-Nov               1.08          0.91          4.33          5.13          5.93
3-Dec               1.07          0.9           4.25          5.07          5.88
4-Jan               1.03          0.89          4.13          4.96          5.71
4-Feb               1.03          0.92          3.97          4.84          5.64
4-Mar               1.02          0.92          3.83          4.77          5.45
4-Apr               1.08          0.94          4.51          5.28          6.01
4-May               1.11          1.07          4.7           5.4           6.27
4-Jun               1.26          1.34          4.58          5.29          6.29
4-Jul               1.46          1.5           4.45          5.19          6.06
4-Aug               1.56          1.62          4.18          4.98          5.87
4-Sep               1.7           1.75          4.12          4.89          5.75
4-Oct               1.92          1.95          4.07          4.84          5.72

Sources: Federal Reserve, Bloomberg

About Your Fund Expenses

As a fund shareholder, you incur two types of costs: (1) Transaction costs, which include sales charges, and (2) ongoing expenses, which include management fees, service/distribution fees (12b-1) and "other" expenses. The examples below illustrate the ongoing cost in dollars of investing in the fund and allow you to compare these costs with the expenses of other funds. The examples are based on a $1,000 investment at the beginning of the period and held for the entire period from April 30, 2004, to October 31, 2004.

Actual Fund Return is based on the fund's actual return and expenses. To estimate the ongoing expenses you paid during the entire period shown, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number shown for your fund under the column "Expenses Paid during the Period".

Hypothetical 5% Return is based on the fund's actual expense ratio and an assumed rate of 5% per year before expenses. Please note that the return used is not the fund's actual return; therefore, this information may not be used to estimate your actual ending balance and expenses paid during the period. To compare your fund's ongoing expenses with those of other funds, simply compare this 5% hypothetical example with the 5% hypothetical examples shown in the shareholder reports of other funds.

                          Beginning         Ending       Expenses
                           Account         Account         Paid         Annualized
 Six months ended           Value           Value         during         Expense
 10/31/04                  4/30/04         10/31/04       Period*         Ratio
--------------------------------------------------------------------------------
 Actual Fund Return
--------------------------------------------------------------------------------
 Class A                    $1,000        $ 1,021.67       $ 6.06         1.19%
--------------------------------------------------------------------------------
 Class B(1)                 $1,000        $ 1,014.85       $ 9.57         1.89%
--------------------------------------------------------------------------------
 Class B (closed)           $1,000        $ 1,014.69       $ 9.57         1.89%
--------------------------------------------------------------------------------
 Class C                    $1,000        $ 1,014.67       $ 9.57         1.89%
--------------------------------------------------------------------------------
 Class R                    $1,000        $ 1,019.63       $ 7.07         1.39%
--------------------------------------------------------------------------------
 Class S                    $1,000        $ 1,024.74       $ 4.56         0.89%
--------------------------------------------------------------------------------
 Hypothetical 5% Return
--------------------------------------------------------------------------------
 Class A                    $1,000        $ 1,019.00       $ 6.06         1.19%
--------------------------------------------------------------------------------
 Class B(1)                 $1,000        $ 1,015.50       $ 9.57         1.89%
--------------------------------------------------------------------------------
 Class B (closed)           $1,000        $ 1,015.50       $ 9.57         1.89%
--------------------------------------------------------------------------------
 Class C                    $1,000        $ 1,015.50       $ 9.57         1.89%
--------------------------------------------------------------------------------
 Class R                    $1,000        $ 1,018.00       $ 7.06         1.39%
--------------------------------------------------------------------------------
 Class S                    $1,000        $ 1,020.50       $ 4.55         0.89%

 * Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period and then divided by the number of days in the year.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transactional expenses such as sales charges, which would result in higher total expenses. It should also be noted that, for certain funds, expenses have been subsidized or reduced through expense offset arrangements, which reduces costs for shareholders. Generally, the fund expects that the expense subsidy or expense offset arrangement will continue although there is no guarantee that it will. Please see the fund's prospectus for more information.

-----------
PORTFOLIO
------------
       Holdings

October 31, 2004

                                    Maturity            Principal            Market
Issuer                                Date                Amount             Value
--------------------------------------------------------------------------------------
U.S. Government Securities 90.8%
U.S. Treasury 45.9%
U.S. Treasury Bond, 10.75%^ .....  8/15/2005          $28,250,000         $ 30,131,506
U.S. Treasury Bond, 10.375%^      11/15/2012           36,425,000           44,257,796
U.S. Treasury Bond, 12.00%^ .....  8/15/2013           17,600,000           23,168,059
U.S. Treasury Bond,
  10.625%^** ....................  8/15/2015           27,775,000           43,357,219
U.S. Treasury Bond, 9.875%^ ..... 11/15/2015           12,650,000           18,975,987
U.S. Treasury Note, 7.00% .......  7/15/2006           24,125,000           25,942,867
U.S. Treasury Note, 2.375%^ .....  8/15/2006           22,275,000           22,234,972
U.S. Treasury Note, 5.625% ......  5/15/2008              225,000              245,004
U.S. Treasury Note, 6.50%^ ......  2/15/2010           18,550,000           21,343,370
U.S. Treasury Note, 4.00%^ ...... 11/15/2012            5,175,000            5,232,412
                                                                          ------------
                                                                           234,889,192
                                                                          ------------
U.S. Agency Mortgage 44.9%
ENSCO Offshore Co., 6.36% ....... 12/01/2015            2,664,209            2,957,406
Federal Home Loan Mortgage
  Corp., 9.00% .................. 12/01/2009              632,948              679,613
Federal Home Loan Mortgage
  Corp., 4.00% ..................  3/15/2010            2,925,000            2,959,381
Federal Home Loan Mortgage
  Corp., 3.75% ..................  3/15/2011            4,706,000            4,747,225
Federal Home Loan Mortgage
  Corp., 4.00% ..................  8/15/2013            3,000,000            3,035,924
Federal Home Loan Mortgage
  Corp., 4.00% ..................  1/15/2015            2,800,000            2,836,322
Federal Home Loan Mortgage
  Corp., 5.50% ..................  7/01/2033            4,713,733            4,814,377
Federal National Mortgage
  Association, 5.50% ............  5/02/2006            9,350,000            9,729,928
Federal National Mortgage
  Association, 8.00% ............  4/01/2008              453,763              477,667
Federal National Mortgage
  Association, 8.00% ............  6/01/2008              658,495              693,784
Federal National Mortgage
  Association, 8.50% ............  2/01/2009              956,226            1,017,882
Federal National Mortgage
  Association, 9.00% ............  5/01/2009              807,581              865,461
Federal National Mortgage
  Association, 7.125% ...........  6/15/2010           19,575,000           22,814,976
Federal National Mortgage
  Association, 6.02% ............ 11/25/2010            3,600,000            3,950,165
Federal National Mortgage
  Association, 6.50% ............ 12/01/2014              945,048            1,003,384
Federal National Mortgage
  Association, 9.00% ............  4/01/2016              230,434              251,503
Federal National Mortgage
  Association, 7.00% ............  1/01/2017            1,588,766            1,686,668
Federal National Mortgage
  Association, 5.00% ............  6/01/2018            1,868,104            1,909,105
Federal National Mortgage
  Association, 4.50% ............ 10/01/2018            1,401,134            1,408,568

                                    Maturity            Principal            Market
Issuer                                Date                Amount             Value
--------------------------------------------------------------------------------------
Federal National Mortgage
  Association, 4.50%* ........... 11/18/2019          $13,075,000         $ 13,107,688
Federal National Mortgage
  Association, 5.00%* ........... 11/18/2019           10,200,000           10,407,182
Federal National Mortgage
  Association, 5.50%* ........... 11/18/2019            4,700,000            4,865,966
Federal National Mortgage
  Association, 6.00%* ........... 11/18/2019            3,375,000            3,540,584
Federal National Mortgage
  Association, 4.00%* ........... 11/18/2019            2,400,000            2,355,749
Federal National Mortgage
  Association, 5.00% ............  6/01/2023            2,099,257            2,122,081
Federal National Mortgage
  Association, 7.50% ............  7/01/2029            1,075,025            1,154,969
Federal National Mortgage
  Association, 6.50% ............ 12/01/2029            1,859,993            1,962,307
Federal National Mortgage
  Association, 7.00% ............  4/01/2032              922,872              980,750
Federal National Mortgage
  Association, 5.50% ............  4/01/2033            2,911,613            2,970,377
Federal National Mortgage
  Association, 5.50% ............ 11/01/2033            4,580,535            4,672,983
Federal National Mortgage
  Association, 5.00% ............ 11/01/2033            5,359,141            5,354,798
Federal National Mortgage
  Association, 5.50% ............  1/01/2034            1,255,634            1,289,975
Federal National Mortgage
  Association, 5.50% ............  1/01/2034            7,735,251            7,891,369
Federal National Mortgage
  Association, 5.00% ............  3/01/2034           10,108,885           10,100,693
Federal National Mortgage
  Association, 4.50%* ........... 11/15/2034            4,475,000            4,343,547
Federal National Mortgage
  Association, 5.00%* ........... 11/15/2034           11,000,000           10,958,750
Federal National Mortgage
  Association, 5.50%* ........... 11/15/2034           10,025,000           10,206,703
Federal National Mortgage
  Association, 6.00%* ........... 11/15/2034            6,825,000            7,074,536
Federal National Mortgage
  Association, 6.50%* ........... 11/15/2034           14,575,000           15,321,969
Government National Mortgage
  Association, 9.50% ............  9/15/2009              319,748              350,785
Government National Mortgage
  Association, 9.50% ............ 10/15/2009              617,560              677,452
Government National Mortgage
  Association, 9.50% ............ 11/15/2009              275,491              302,232
Government National Mortgage
  Association, 9.50% ............  9/15/2019               47,164               53,475
Government National Mortgage
  Association, 7.00% ............  5/15/2027              729,981              780,982
Government National Mortgage
  Association, 6.50% ............ 11/15/2028            1,634,015            1,734,099
Government National Mortgage
  Association, 7.00% ............ 11/15/2028            2,658,543            2,843,531
Government National Mortgage
  Association, 6.50% ............  9/15/2029            1,512,445            1,603,788
Government National Mortgage
  Association, 7.50% ............  6/15/2031              138,949              149,653
Government National Mortgage
  Association, 5.50% ............  4/15/2033            3,206,673            3,287,597
Government National Mortgage
  Association, 6.00% ............  9/20/2033            1,894,795            1,970,671
Government National Mortgage
  Association, 5.00% ............ 10/20/2033            2,926,203            2,935,830
Government National Mortgage
  Association, 6.00% ............ 10/20/2033            3,105,515            3,240,537

The notes are an integral part of the financial statements.
                                 State Street Research Government Income Fund  7

                                       Maturity       Principal         Market
Issuer                                   Date           Amount          Value
---------------------------------------------------------------------------------
Government National Mortgage
  Association, 6.00% ................. 11/20/2033    $4,115,422      $  4,280,221
Government National Mortgage
  Association, 6.00% .................  2/20/2034     2,861,686         2,975,706
Government National Mortgage
  Association, 5.50%* ................ 11/22/2034     3,475,000         3,554,272
Overseas Private Investor Bond,
  3.42% ..............................  1/15/2015     3,069,774         3,009,238
Private Export Funding Corp.,
  3.375% .............................  2/15/2009     5,250,000         5,229,792
U.S. Department Housing &
  Urban Development 2003-A,
  4.44% ..............................  8/01/2011     2,099,000         2,142,034
                                                                     ------------
                                                                      229,644,210
                                                                     ------------
Total U.S. Government Securities (Cost $452,391,390) .............    464,533,402
                                                                     ------------
Other Investments 8.2%
Foreign Government 0.6%
                                                        AUD
Republic of Australia, 6.25% .........  4/15/2015    3,500,000          2,790,523
                                                                     ------------
Finance/Mortgage 7.6%
Bear Stearns Commercial
  Mortgage Securities Inc.,
  5.92% .............................. 10/15/2036     2,545,030         2,752,458
Bear Stearns Commercial
  Mortgage Securities Inc.,
  4.36% ..............................  6/11/2041     2,360,717         2,410,239
Chase Commercial Mortgage
  Securities Corp. 1998 Cl. A1,
  6.025% ............................. 11/18/2030     1,194,075         1,243,663
First Union Lehman Brothers
  Bank Conduit Series 1998 Cl.
  A1, 6.28% .......................... 11/18/2035     1,346,593         1,363,504
LB Commercial Conduit
  Mortgage Trust, 3.25% ..............  3/15/2029     2,100,000         2,061,790
LB UBS Commercial Mortgage
  Trust, 3.825% ......................  6/11/2029     2,766,196         2,794,181
LB-UBS Commercial Mortgage
  Trust 2001 Cl. A4, 5.64% ........... 12/15/2025     3,982,759         4,225,572
Morgan Stanley Capital Inc.
  1999, 5.91% ........................ 11/15/2031     1,490,957         1,546,203
Morgan Stanley Dean Witter
  Capital Inc. 2002 Cl. A1,
  5.38% ..............................  1/15/2039     4,488,129         4,744,441
Nomura Asset Securities Corp.,
  6.59% ..............................  3/15/2030     2,625,000         2,874,836
Wachovia Bank Commercial
  Mortgage Trust 04-C12 A1,
  3.40% ..............................  7/15/2041     2,726,492         2,725,145
Wachovia Bank Commercial
  Mortgage Trust 2003-C5 A1,
  2.99% ..............................  6/15/2035     2,692,552         2,586,075
Washington Mutual Mortgage
  Inc. 2003, 3.42% ...................  5/25/2033     4,350,000         4,324,296
Washington Mutual Mortgage
  Inc. 2003, 3.985% .................. 10/25/2033     3,275,000         3,292,973
                                                                     ------------
                                                                       38,945,376
                                                                     ------------
Total Other Investments (Cost $41,389,705) .......................     41,735,899
                                                                     ------------

                                                        Shares
---------------------------------------------------------------------------------
Short-Term Investments 25.4%
State Street Navigator Securities Lending Prime
  Portfolio .......................................   130,115,487     130,115,487
                                                                      -----------
Total Short-Term Investments (Cost $130,115,487) ..................   130,115,487
                                                                      -----------

                                      Maturity       Principal          Market
Issuer                                  Date          Amount            Value
---------------------------------------------------------------------------------
Commercial Paper 16.9%
Federal National Mortgage
  Association, 1.69% ............    11/08/2004    $13,400,000      $ 13,395,596
Federal National Mortgage
  Association, 1.69% ............    11/17/2004     10,301,000        10,293,263
Federal National Mortgage
  Association, 1.79% ............    12/15/2004      9,950,000         9,928,232
General Electric Capital Corp.,
  1.78% .........................    11/04/2004     10,000,000         9,998,517
International Lease Finance
  Corp., 1.75% ..................    11/08/2004      9,194,000         9,190,872
International Lease Finance
  Corp., 1.83% ..................    11/18/2004      8,882,000         8,874,324
Merck & Co. Inc., 1.74% .........    11/02/2004      5,777,000         5,776,721
Morgan Stanley Dean Witter &
  Co., 1.87% ....................    11/18/2004     11,805,000        11,794,575
UBS Finance Inc., 1.78% .........    12/07/2004      7,036,000         7,023,546
                                                                    ------------
Total Commercial Paper (Cost $86,275,646) .......................     86,275,646
                                                                    ------------

                                                     % of
                                                  Net Assets
---------------------------------------------------------------------------------
Summary of Portfolio Assets
Total Investments (Cost $710,172,228).....          141.3%           722,660,434
Cash and Other Assets, Less Liabilities ..          (41.3%)         (211,365,293)
                                                    -----           ------------
Net Assets ...............................          100.0%          $511,295,141
                                                    =====           ============

KEY TO SYMBOLS

* Denotes a To Be Announced purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized.

** A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2004.

^ A portion or all of the security was held on loan. At October 31, 2004, the value of securities loaned was $127,711,837.

Federal Income Tax Information

At October 31, 2004, the net unrealized appreciation of investments based on cost for federal income tax purposes of $721,034,988 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there is an excess of value over
tax cost                                                              $9,449,179

Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax cost
over value                                                            (7,823,733)
                                                                      ----------
                                                                      $1,625,446
                                                                      ==========


8  The notes are an integral part of the financial statements.

Futures contracts open at October 31, 2004, are as follows:

                                                                                                               Unrealized
                                                          Number           Notional          Expiration       Appreciation
Type                                                   of Contracts         Amount             Month         (Depreciation)
---------------------------------------------------------------------------------------------------------------------------
2-Year U.S. Treasury Notes Long ...................        116          $  24,564,813     December 2004       $   52,875
5-Year U.S. Treasury Notes Long ...................         56              6,237,000     December 2004           68,887
10-Year Interest Rate Swap Short ..................       (125)           (13,996,094)    December 2004           (2,352)
10-Year U.S. Treasury Notes Short .................         (2)              (227,125)    December 2004         (357,984)
30-Year U.S. Treasury Notes Short .................        (20)            (2,276,875)    December 2004          (53,085)
                                                                                                              ----------
                                                                                                              $ (291,659)
                                                                                                              ==========

Forward currency exchange contracts outstanding at October 31, 2004, are as follows:

                                                           Total              Contract        Unrealized          Delivery
Transaction                                                Value               Price         Depreciation           Date
---------------------------------------------------------------------------------------------------------------------------
Sell Australian Dollars, Buy U.S. dollars .........   3,350,000 AUD        1.34474 AUD      $(85,052)            12/15/04
                                                                                            ========


The notes are an integral part of the financial statements.
                                 State Street Research Government Income Fund  9

-----------
FINANCIAL
-----------
       Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
October 31, 2004

Assets
Investments, at value (cost $710,172,228) (Note 1) .............   $722,660,434
Cash ...........................................................         13,022
Receivable for securities sold .................................      9,689,135
Interest receivable ............................................      6,735,131
Receivable for fund shares sold ................................        406,397
Other assets ...................................................         99,061
                                                                   ------------
                                                                    739,603,180
                                                                   ------------
Liabilities
Payable for collateral received on securities loaned ...........    130,115,487
Payable for securities purchased ...............................     95,301,810
Payable for fund shares redeemed ...............................        795,061
Dividends payable ..............................................        730,649
Accrued transfer agent and shareholder services ................        598,415
Accrued management fee .........................................        259,968
Accrued distribution and service fees ..........................        197,293
Payable for forward currency contracts .........................         85,052
Payable for variation margin ...................................         51,249
Accrued trustees' fees .........................................         25,572
Accrued administration fee .....................................          3,783
Other accrued expenses .........................................        143,700
                                                                   ------------
                                                                    228,308,039
                                                                   ------------
Net Assets .....................................................   $511,295,141
                                                                   ============
Net Assets consist of:
  Unrealized appreciation of investments .......................   $ 12,488,206
  Unrealized depreciation of futures contracts .................       (291,659)
  Unrealized depreciation of forward currency contracts.........        (85,052)
  Accumulated net realized loss ................................    (19,441,981)
  Paid-in capital ..............................................    518,625,627
                                                                   ------------
                                                                   $511,295,141
                                                                   ============

                   Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

  Class       Net Assets   [divided by]   Number of Shares       =         NAV
  A        $378,133,357                      30,222,653                 $ 12.51*
  B(1)     $ 87,987,737                      7,093,595                  $ 12.40**
  B        $ 21,777,139                      1,747,446                  $ 12.46**
  C        $ 14,696,956                      1,178,601                  $ 12.47**
  R        $     96,687                          7,726                  $ 12.51
  S        $  8,603,265                        688,260                  $ 12.50

*    Maximum offering price per share = $13.10 ($12.51 [divided by] 0.955)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charges, if any.

Statement of Operations
--------------------------------------------------------------------------------
For the year ended October 31, 2004

Investment Income
Interest, net of foreign taxes of $8,648 (Note 1)................   $23,275,210
Securities lending income (Note 1) ..............................        77,653
                                                                    -----------
                                                                     23,352,863
                                                                    -----------
Expenses
Management fee (Note 2) .........................................     3,373,356
Distribution and service fees - Class A (Note 4) ................     1,227,225
Distribution and service fees - Class B(1) (Note 4) .............       995,739
Distribution and service fees - Class B (Note 4) ................       314,697
Distribution and service fees - Class C (Note 4) ................       178,015
Distribution and service fees - Class R (Note 4) ................           486
Transfer agent and shareholder services (Note 2) ................     1,323,221
Custodian fee ...................................................       213,476
Administration fee (Note 2) .....................................       100,850
Reports to shareholders .........................................        53,650
Registration fees ...............................................        51,972
Trustees' fees (Note 2) .........................................        49,684
Audit fee .......................................................        44,770
Legal fees ......................................................        15,926
Miscellaneous ...................................................        57,600
                                                                    -----------
                                                                      8,000,667
                                                                    -----------
Net investment income ...........................................    15,352,196
                                                                    -----------
Realized and Unrealized Gain (Loss)
on Investments
Net increase from payment by affiliate (Note 2) .................       138,757
                                                                    -----------
Net realized gain on investments (Notes 1 and 3) ................     8,516,358
Net realized loss on foreign currency (Note 1) ..................      (158,509)
Net realized loss on futures contracts  (Note 1) ................    (2,299,386)
                                                                    -----------
  Total net realized gain .......................................     6,058,463
                                                                    -----------
Change in unrealized depreciation of investments ................    (6,104,028)
Change in unrealized depreciation of foreign currency ...........       (85,052)
Change in unrealized appreciation of futures contracts ..........       646,417
                                                                    -----------
  Total change in unrealized depreciation .......................    (5,542,663)
                                                                    -----------
Net gain on investments .........................................       654,557
                                                                    -----------
Net increase in net assets resulting from operations ............   $16,006,753
                                                                    ===========


10  The notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Years ended October 31
                                                --------------------------------
                                                      2004               2003
                                                ----------------   -------------
Increase (Decrease) In Net Assets
Operations:
Net investment income .......................   $ 15,352,196       $ 21,756,769
Net increase from payment by
  affiliate .................................        138,757                 --
Net realized gain on investments
  and futures contracts .....................      6,058,463         17,525,536
Change in unrealized depreciation
  of investments and futures
  contracts .................................     (5,542,663)       (26,546,733)
                                                -------------------------------
Net increase resulting
  from operations ...........................     16,006,753         12,735,572
                                                -------------------------------
Dividends from net investment income:
  Class A ...................................    (17,574,815)       (21,773,956)
  Class B(1) ................................     (3,617,832)        (4,783,459)
  Class B ...................................     (1,136,731)        (2,405,307)
  Class C ...................................       (643,264)        (1,160,250)
  Class R ...................................         (3,973)            (2,293)
  Class S ...................................       (454,494)          (658,794)
                                                -------------------------------
                                                 (23,431,109)       (30,784,059)
                                                -------------------------------
Net decrease from fund
  share transactions (Note 6) ...............   (117,910,699)      (144,063,764)
                                                -------------------------------
Total decrease in net assets ................   (125,335,055)      (162,112,251)
Net Assets
Beginning of year ...........................    636,630,196        798,742,447
                                                -------------------------------
End of year (including undistributed
  net investment income of
  $0 and $913,934 respectively) .............   $511,295,141       $636,630,196
                                                ===============================

Notes to Financial Statements
--------------------------------------------------------------------------------
October 31, 2004

Note 1

State Street Research Government Income Fund is a series of State Street Research Financial Trust (the "Trust"), which is organized as a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of two separate funds: State Street Research Government Income Fund and State Street Research Health Sciences Fund.

The investment objective of this fund is to seek high current income. Under normal market conditions, the fund invests at least 80% of its net assets in U.S. government securities.

The fund offers six classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees equal to 1.00% of average daily net assets and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of purchase. Class C shares also pay annual service and distribution fees equal to 1.00% of average daily net assets. Class R shares are offered to retirement plans participating in certain platforms sponsored by broker-dealers which may involve multiple fund families. Class R shares pay a service and distribution fee of 0.50%. No sales charge is imposed at the time of purchase or redemption of Class R shares. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an investment management subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne prorata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. Income expenses (other than service and distribution fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuation

Securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Securities for which there is no such valuation, if any, are valued at their fair value as determined in accordance with established methods consistently applied. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. In the event that the market quotations for a portfolio instrument are not deemed to be readily available, the Investment Adviser's Valuation Committee determines the fair value for such portfolio instrument. The fair value of any such portfolio instruments are determined based upon a consideration of all available facts and information. The fair valuation of a restricted portfolio instrument reflects the inherent worth of the portfolio instrument, without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature. The Investment Adviser and the Custodian also monitor domestic and foreign markets and


                                State Street Research Government Income Fund  11

--------------------------------------------------------------------------------
news information for any developing events that may have an impact on the valuation of portfolio instruments.

Such monitoring includes general market news and financial market information sources currently utilized in making investment decisions, trading and investment personnel located abroad, foreign regional brokers, and/or foreign custodians. The value assigned to these securities is based upon available information at the time, and does not necessarily represent the amount which might ultimately be realized upon sale.

B. Foreign Contracts and Foreign Currencies

The fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rate on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inablility of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

C. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. As part of the custodian contract between the custodian bank and the fund, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restriction to cover any advances made by the custodian bank for the settlement of securities purchased by the fund.

D. Net Investment Income

Net investment income is determined daily and consists of interest accrued and discount earned, less the estimated daily expenses of the fund. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated among both funds in the Trust.

E. Dividends

Dividends from net investment income are declared daily and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The fund has designated $23,431,109 as ordinary income dividends and $0 as long-term capital gains distributions.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. The difference is primarily caused by premium amortization on fixed income securities.

F. Federal Income Taxes

No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

At October 31, 2004, the fund had a capital loss carryforward of $19,680,348 available, to the extent provided in regulations, to offset future capital gains, if any, of which, $492,884, $7,218,002, $2,367,580 and $9,601,882 expire on October 31, 2007, 2008, 2010, and 2012, respectively.

To the extent book/tax differences are permanent in nature, such amounts are reclassified within the capital accounts based on federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to paydown losses and premium amortization adjustments. At October 31, 2004, the components of distributable earnings were $1,992,430 in undistributed ordinary income and $0 in undistributed long-term capital gains.

G. Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

H. Securities Lending

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At October 31, 2004, the value of the securities loaned and the value of collateral were $127,711,837 and $130,115,487 (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio), respectively. The collateral was marked to market the next business day and made equal to at least 100% of the current market value of the loaned securities and accrued interest. During the year ended October 31, 2004, income from securities lending amounted to $77,653.

I. Futures

The fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The fund will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long future contracts. The fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the fund deposits with the selling broker sufficient cash or U.S. government securities to meet the minimum "initial margin" requirements. Thereafter, the fund receives from or pays to the broker cash or U.S. government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it has opened and the value at the time it was closed.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise in changes from the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

J. Options

The fund may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the fund's exposure to the underlying instrument, or hedge other fund investments.

For options purchased to hedge the fund's investments, the potential risk to the fund is that the change in value of options contracts may correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counter party is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the fund, the maximum loss is not limited to the premium initially received for the option.

Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.60% of the first $500 million of net assets annually, 0.55% of the next $500 million, and 0.50% of any amount over $1 billion. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 2004, the fees pursuant to such agreement amounted to $3,373,356.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended October 31, 2004, the amount of such expenses allocated to the fund was $347,428.

The fees of the Trustees not currently affiliated with the Adviser amounted to $49,684 during the year ended October 31, 2004.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among the State Street Research funds. During the year ended October 31, 2004, the amount of such expenses was $100,850.

On February 19, 2004, the Distributor entered into an agreement with the NASD resolving all outstanding issues relating to an investigation by the NASD of the Distributor's e-mail retention practices and supervision of trading activity in shares of the State Street Research funds. The Distributor, without admitting or denying the allegations or the findings set forth in the agreement, and solely for the purposes of the settlement, agreed to the entry of certain findings by the NASD relating to the Distributor's compliance with document retention requirements and the Distributor's supervision of enforcement of shareholder exchange limitations set forth in the funds' prospectuses. The agreement contains no allegations or findings of fraudulent conduct by the Distributor. As part of this agreement, the Distributor made a payment to the fund to compensate the fund for losses relating to the exchange of fund shares beyond the annual limit set forth in the fund's prospectus. The payment was allocated among the fund's share classes as follows: $99,915 to Class A, $24,174 to Class B(1), $7,801 to Class B, $4,470 to Class C and $2,397 to Class S. These amounts are shown in the total amount of $138,757 as "Net increase from payment by affiliate" in the Statement of Operations.

Note 3

For the year ended October 31, 2004, purchases and sales of securities, exclusive of short-term obligations, aggregated $1,816,761,159, and $1,907,634,126 (including $1,788,240,699 and $1,876,251,290 of U.S. government obligations), respectively.

Note 4

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B, Class C and Class R shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares and 0.25% of average net assets for Class R shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 2004, fees pursuant to such plans amounted to $1,227,225, $995,739, $314,697, $178,015 and $486 for Class
A, Class B(1), Class B, Class C and Class R shares, respectively. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of October 31, 2004, there were $5,884,284, $665,765 and $2,322,083 for Class A, B and Class C shares, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) and R shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of MetLife, earned initial sales charges aggregating $244,532 and $1,165,496, respectively, on sales of Class A shares of the fund during the year ended October 31, 2004, and that MetLife Securities, Inc. earned commissions aggregating $728,658 and $26,738 on sales of Class B(1) and Class C shares, and the Distributor collected contingent deferred sales charges aggregating $410,007, $240 and $1,528 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

Note 5

MetLife announced that it has entered into an agreement to sell the Adviser as part of a larger transaction to sell MetLife's asset management business to BlackRock, Inc ("BlackRock"). The acquisition by BlackRock of MetLife's asset management business is expected to occur in the first quarter of 2005. At the time of the closing, the advisory agreement between the fund and the Adviser and the distribution agreement between the fund and the distrubutor will be terminated. BlackRock Advisors, Inc. and BlackRock Distributors, Inc., wholly-owned subsidiaries of BlackRock, will serve as investment adviser and distributor, respectively.

A Special Meeting of Shareholders of the fund has been tentatively scheduled for December 27, 2004. At this meeting, shareholders of the fund will be asked to consider and approve a plan of reorganization between the fund and the BlackRock Intermediate Government Bond Portfolio. If the proposed reorganization is approved by shareholders of the fund, the BlackRock Intermediate Government Bond Portfolio would acquire substantially all of the assets and liabilities of the fund. In exchange, shareholders of the fund would receive shares of the BlackRock Intermediate Government Bond Portfolio with an aggregate value equivalent to the aggregate net asset value of their fund shares at the time of the transaction. If the proposed reorganization is not approved by shareholders of the fund, the Board of Trustees will need to consider other alternatives relating to the management and operations of the fund, including without limitations, seeking an alternative investment adviser for the fund or seeking shareholder approval to liquidate the fund.*

*The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any fund, nor is it a solicitation of any proxy.


                                State Street Research Government Income Fund  13

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share. At October 31, 2004 and, the Adviser held 7,716 Class R shares. These transactions break down by share class as follows:

                                                                                        Years ended October 31
                                                                   -----------------------------------------------------------------
                                                                                 2004                              2003
                                                                   -----------------------------------------------------------------
Class A                                                                 Shares           Amount           Shares           Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                            3,275,174    $  41,321,416       16,756,640    $ 218,104,367
Issued upon reinvestment of dividends from net investment income         941,807       11,833,639        1,104,644       14,289,248
Shares redeemed                                                       (8,774,748)    (110,258,725)     (25,899,151)    (335,827,118)
                                                                   -------------    -------------    -------------    -------------
Net decrease                                                          (4,557,767)   $ (57,103,670)      (8,037,867)   $(103,433,503)
                                                                   =============    =============    =============    =============

Class B(1)                                                              Shares           Amount           Shares           Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                              544,398     $  6,800,961        2,905,289     $ 37,451,974
Issued upon reinvestment of dividends from net investment income         242,794        3,025,343          315,320        4,044,422
Shares redeemed                                                       (2,858,024)     (35,683,375)      (3,428,090)     (43,764,045)
                                                                    ------------     ------------     ------------     ------------
Net decrease                                                          (2,070,832)    $(25,857,071)        (207,481)    $ (2,267,649)
                                                                    ============     ============     ============     ============

Class B                                                                 Shares           Amount           Shares           Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                               30,506     $    387,686          581,326     $  7,524,870
Issued upon reinvestment of dividends from net investment income          70,073          875,977          141,611        1,825,769
Shares redeemed                                                       (1,985,751)     (24,927,873)      (2,867,374)     (36,930,667)
                                                                    ------------     ------------     ------------     ------------
Net decrease                                                          (1,885,172)    $(23,664,210)      (2,144,437)    $(27,580,028)
                                                                    ============     ============     ============     ============

Class C                                                                  Shares            Amount           Shares           Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                              140,562     $  1,760,245          875,725     $ 11,343,080
Issued upon reinvestment of dividends from net investment income          37,907          475,346           65,528          848,984
Shares redeemed                                                         (870,370)     (10,910,112)      (1,514,342)     (19,422,859)
                                                                    ------------     ------------     ------------     ------------
Net decrease                                                            (691,901)    $ (8,674,521)        (573,089)    $ (7,230,795)
                                                                    ============     ============     ============     ============

Class R                                                                  Shares            Amount           Shares           Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                  --      $         --            7,726   $      100,128
                                                                   ------------      ------------     ------------     ------------
Net increase                                                                 --      $         --            7,726   $      100,128
                                                                   ============      ============     ============     ============

Class S                                                                  Shares            Amount           Shares           Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                              123,446     $  1,560,598          524,562     $  6,797,691
Issued upon reinvestment of dividends from net investment income          31,137          390,979           44,745          578,531
Shares redeemed                                                         (362,453)      (4,562,804)        (854,614)     (11,028,139)
                                                                    ------------     ------------     ------------     ------------
Net decrease                                                            (207,870)    $ (2,611,227)        (285,307)    $ (3,651,917)
                                                                    ============     ============     ============     ============

-----------
FINANCIAL
-----------
       Highlights

For a share outstanding throughout each year:

                                                                                          Class A
                                                           ------------------------------------------------------------------------
                                                                                    Years ended October 31
                                                           ------------------------------------------------------------------------
                                                            2004(a)(h)      2003(a)      2002(a)(e)(g)     2001(a)(g)     2000(a)(g)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                          12.67          12.99           13.08           12.19         12.21
                                                           ----------     ----------      ----------      ----------    ----------
  Net investment income ($)                                      0.36           0.41            0.51            0.74          0.75
  Net realized and unrealized gain (loss) on investments,
   futures contracts and options ($)                             0.02          (0.16)           0.09            0.88          0.00
                                                           ----------     ----------      ----------      ----------    ----------
Total from investment operations ($)                             0.38           0.25            0.60            1.62          0.75
                                                           ----------     ----------      ----------      ----------    ----------
  Dividends from net investment income ($)                      (0.54)         (0.57)          (0.69)          (0.73)        (0.77)
                                                           ----------     ----------      ----------      ----------    ----------
Total distributions ($)                                         (0.54)         (0.57)          (0.69)          (0.73)        (0.77)
                                                           ----------     ----------      ----------      ----------    ----------
Net asset value, end of year ($)                                12.51          12.67           12.99           13.08         12.19
                                                           ==========     ==========      ==========      ==========    ==========
Total return (%)(b)                                              3.07           1.96            4.82           13.66          6.41

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                       378,133        440,597         556,251         514,750       474,054
Expense ratio (%)                                                1.23           1.15            1.17            1.23          1.13
Expense ratio after expense reductions (%)                       1.23           1.15            1.16            1.22          1.13
Ratio of net investment income to average net assets (%)         2.88           3.21            4.02            5.87          6.21
Portfolio turnover rate (%)                                    324.71         273.16          175.05          134.55        148.88

                                                                                           Class B(1)
                                                           ------------------------------------------------------------------------
                                                                                     Years ended October 31
                                                           ------------------------------------------------------------------------
                                                            2004(a)(h)       2003(a)     2002(a)(e)(g)    2001(a)(g)      2000(a)(g)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                          12.56          12.89           12.98           12.11         12.14
                                                           ----------     ----------      ----------      ----------    ----------
  Net investment income ($)                                      0.27           0.32            0.41            0.64          0.65
  Net realized and unrealized gain (loss) on investments,
   futures contracts and options ($)                             0.02          (0.17)           0.10            0.87          0.01
                                                           ----------     ----------      ----------      ----------    ----------
Total from investment operations ($)                             0.29           0.15            0.51            1.51          0.66
                                                           ----------     ----------      ----------      ----------    ----------
  Dividends from net investment income ($)                      (0.45)         (0.48)          (0.60)          (0.64)        (0.69)
                                                           ----------     ----------      ----------      ----------    ----------
Total distributions ($)                                         (0.45)         (0.48)          (0.60)          (0.64)        (0.69)
                                                           ----------     ----------      ----------      ----------    ----------
Net asset value, end of year ($)                                12.40          12.56           12.89           12.98         12.11
                                                           ==========     ==========      ==========      ==========    ==========
Total return (%)(b)                                              2.38           1.19            4.14           12.80          5.60

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                        87,988        115,134         120,766          75,219        34,533
Expense ratio (%)                                                1.93           1.85            1.87            1.93          1.85
Expense ratio after expense reductions (%)                       1.93           1.85            1.86            1.92          1.85
Ratio of net investment income to average net assets (%)         2.18           2.50            3.29            5.12          5.44
Portfolio turnover rate (%)                                    324.71         273.16          175.05          134.55        148.88

(a)  Per-share figures have been calculated using the average shares method.
(b)  Does not reflect any front-end or contingent deferred sales charges.
(c)  Not annualized
(d)  Annualized
(e) Effective November 1, 2001, the fund has adopted the provisions on the AICPA Audit and Accounting Guide, Audit of Investment Companies and began amortizing premium on all fixed income securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.16, increase net realized and unrealized gain per share by $0.16, and decrease the ratio of net investment income to average net assets by 1.24%. The statement of changes and financial highlights for the period prior to November 1, 2001, have not been restated for this change in policy.
(f)  April 3, 2003 (commencement of share class) to October 31, 2003
(g)  Audited by other auditors
(h) During the year ended October 31, 2004, the Distributor made restitution payments to the fund as part of a settlement with NASD. This had no effect on net realized and unrealized gain on investments per share.


                                State Street Research Government Income Fund  15

----------
FINANCIAL
----------
        Highlights

                                                                                           Class B
                                                             -----------------------------------------------------------------
                                                                                   Years ended October 31
                                                             -----------------------------------------------------------------
                                                             2004(a)(h)       2003(a)  2002(a)(e)(g)   2001(a)(g)    2000(a)(g)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                           12.62         12.94         13.02         12.15         12.17
                                                             ---------     ---------     ---------     ---------     ---------
  Net investment income ($)                                       0.27          0.33          0.43          0.65          0.65
  Net realized and unrealized gain (loss) on investments,
   futures contracts and options ($)                              0.02         (0.17)         0.09          0.86          0.02
                                                             ---------     ---------     ---------     ---------     ---------
Total from investment operations ($)                              0.29          0.16          0.52          1.51          0.67
                                                             ---------     ---------     ---------     ---------     ---------
  Dividends from net investment income ($)                       (0.45)        (0.48)        (0.60)        (0.64)        (0.69)
                                                             ---------     ---------     ---------     ---------     ---------
Total distributions ($)                                          (0.45)        (0.48)        (0.60)        (0.64)        (0.69)
                                                             ---------     ---------     ---------     ---------     ---------
Net asset value, end of year ($)                                 12.46         12.62         12.94         13.02         12.15
                                                             =========     =========     =========     =========     =========
Total return (%)(b)                                               2.36          1.26          4.20         12.75          5.67
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                         21,777        45,840        74,747        82,963        84,327
Expense ratio (%)                                                 1.93          1.85          1.87          1.93          1.85
Expense ratio after expense reductions (%)                        1.93          1.85          1.86          1.92          1.85
Ratio of net investment income to average net assets (%)          2.17          2.52          3.34          5.20          5.49
Portfolio turnover rate (%)                                     324.71        273.16        175.05        134.55        148.88

                                                                                           Class C
                                                             -----------------------------------------------------------------
                                                                                   Years ended October 31
                                                             -----------------------------------------------------------------
                                                             2004(a)(h)       2003(a)  2002(a)(e)(g)   2001(a)(g)    2000(a)(g)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                           12.63         12.95         13.03         12.16         12.18
                                                             ---------     ---------     ---------     ---------     ---------
  Net investment income ($)                                       0.27          0.33          0.42          0.65          0.66
  Net realized and unrealized gain (loss) on investments,
   futures contracts and options ($)                              0.02         (0.17)         0.10          0.86          0.01
                                                             ---------     ---------     ---------     ---------     ---------
Total from investment operations ($)                              0.29          0.16          0.52          1.51          0.67
                                                             ---------     ---------     ---------     ---------     ---------
  Dividends from net investment income ($)                       (0.45)        (0.48)        (0.60)        (0.64)        (0.69)
                                                             ---------     ---------     ---------     ---------     ---------
Total distributions ($)                                          (0.45)        (0.48)        (0.60)        (0.64)        (0.69)
                                                             ---------     ---------     ---------     ---------     ---------
Net asset value, end of year ($)                                 12.47         12.63         12.95         13.03         12.16
                                                             =========     =========     =========     =========     =========
Total return (%)(b)                                               2.36          1.26          4.19         12.74          5.66

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                         14,697        23,618        31,641        24,507        19,512
Expense ratio (%)                                                 1.93          1.85          1.87          1.93          1.85
Expense ratio after expense reductions (%)                        1.93          1.85          1.86          1.92          1.85
Ratio of net investment income to average net assets (%)          2.18          2.51          3.30          5.17          5.50
Portfolio turnover rate (%)                                     324.71        273.16        175.05        134.55        148.88

                                                                       Class R
                                                              ------------------------
                                                                Years ended October 31
                                                              ------------------------
                                                              2004(a)(h)     2003(a)(f)
--------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                           12.67          12.96
                                                                ------         ------
  Net investment income ($)                                       0.34           0.22
  Net realized and unrealized gain (loss) on investments,
   futures contracts and options ($)                              0.01          (0.21)
                                                                ------         ------
Total from investment operations ($)                              0.35           0.01
                                                                ------         ------
  Dividend from net investment income ($)                        (0.51)         (0.30)
                                                                ------         ------
Total distributions ($)                                          (0.51)         (0.30)
                                                                ------         ------
Net asset value, end of year ($)                                 12.51          12.67
                                                                ======         ======
Total return (%)(b)                                               2.86          (0.04)(c)

Ratios/Supplemental Data
--------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                             97            98
Expense ratio (%)                                                 1.43          1.35(d)
Expense ratio after expense reductions (%)                        1.43          1.35(d)
Ratio of net investment income to average net assets (%)          2.68          2.88(d)
Portfolio turnover rate (%)                                     324.71        273.16

                                                                                           Class S
                                                             -----------------------------------------------------------------
                                                                                   Years ended October 31
                                                             -----------------------------------------------------------------
                                                            2004(a)(h)    2003(a)     2002(a)(e)(g)    2001(a)(g)    2000(a)(g)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                           12.66         12.98         13.06         12.18         12.20
                                                             ---------     ---------     ---------     ---------     ---------
  Net investment income ($)                                       0.40          0.46          0.55          0.78          0.78
  Net realized and unrealized gain (loss) on investments,
   futures contracts and options ($)                             (0.02)        (0.17)         0.10          0.87          0.01
                                                             ---------     ---------     ---------     ---------     ---------
Total from investment operations ($)                              0.42          0.29          0.65          1.65          0.79
                                                             ---------     ---------     ---------     ---------     ---------
  Dividends from net investment income ($)                       (0.58)        (0.61)        (0.73)        (0.77)        (0.81)
                                                             ---------     ---------     ---------     ---------     ---------
Total distributions ($)                                          (0.58)        (0.61)        (0.73)        (0.77)        (0.81)
                                                             ---------     ---------     ---------     ---------     ---------
Net asset value, end of year ($)                                 12.50         12.66         12.98         13.06         12.18
                                                             =========     =========     =========     =========     =========
Total return (%)(b)                                               3.38          2.26          5.22         13.93          6.71

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                          8,603        11,344        15,338        13,775        13,418
Expense ratio (%)                                                 0.93          0.85          0.87          0.93          0.85
Expense ratio after expense reductions (%)                        0.93          0.85          0.86          0.92          0.85
Ratio of net investment income to average net assets (%)          3.19          3.54          4.33          6.18          6.39
Portfolio turnover rate (%)                                     324.71        273.16        175.05        134.55        148.88

(a)  Per-share figures have been calculated using the average shares method.
(b)  Does not reflect any front-end or contingent deferred sales charges.
(c)  Not annualized
(d)  Annualized
(e) Effective November 1, 2001, the fund has adopted the provisions on the AICPA Audit and Accounting Guide, Audit of Investment Companies and began amortizing premium on all fixed income securities. The effect of this for the year ended October 31, 2002, was to decrease net investment income per share by $0.16, increase net realized and unrealized gain per share by $0.16, and decrease the ratio of net investment income to average net assets by 1.24%. The statement of changes and financial highlights for the period prior to November 1, 2001, have not been restated for this change in policy.
(f)  April 3, 2003 (commencement of share class) to October 31, 2003
(g)  Audited by other auditors
(h) During the year ended October 31, 2004, the Distributor made restitution payments to the fund as part of a settlement with NASD. This had no effect on net realized and unrealized gain on investments per share.


                                State Street Research Government Income Fund  17

--------------
   REPORT OF
--------------
      Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of State Street Research Government Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of State Street Research Government Income Fund (the "Fund"), a series of State Street Research Financial Trust, as of October 31, 2004, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended October 31, 2002, were audited by other auditors whose report dated December 13, 2002, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2004, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

December 20, 2004

------------------------
TRUSTEES AND OFFICERS
------------------------
             State Street Research Financial Trust

                                                                                                   Number
                                                                                                  of Funds
                                                                                                   in Fund
                                                                                                   Complex
Name,                 Position(s)  Term of Office                                                 Overseen             Other
Address                Held with   and Length of              Principal Occupations              by Trustee/    Directorships Held
and Age(a)               Fund      Time Served(b)              During Past 5 Years               Officer(c)     by Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Bruce R. Bond          Trustee         Since       Retired; formerly Chairman of the Board,          18        Avaya Inc.
(58)                                   1999        Chief Executive Officer and President,
                                                   PictureTel Corporation (video conferencing
                                                   systems)
------------------------------------------------------------------------------------------------------------------------------------
Peter S. Drotch (62)   Trustee         Since       Retired, formerly Partner,                        18       First Marblehead Corp.
                                       2004        PricewaterhouseCoopers LLP
------------------------------------------------------------------------------------------------------------------------------------
Steve A. Garban        Trustee         Since       Retired; formerly Senior Vice President           52       Metropolitan Series
(67)                                   1997        for Finance and Operations and Treasurer,                  Fund, Inc. and
                                                   The Pennsylvania State University                          Metropolitan Series
                                                                                                              Fund II
------------------------------------------------------------------------------------------------------------------------------------
Susan M. Phillips      Trustee         Since       Dean, School of Business and Public               18       The Kroger Co.
(60)                                   1998        Management, George Washington University;
                                                   formerly a member of the Board of
                                                   Governors of the Federal Reserve System;
                                                   and Chairman and Commissioner of the
                                                   Commodity Futures Trading Commission
------------------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt        Trustee         Since       President, Founders Investments Ltd.              52       A.P. Pharma, Inc.;
(66)                                   1993        (investments); President, Pacific Four                     Metropolitan Series
                                                   Investments (investments); formerly                        Fund, Inc.; and
                                                   President, The Glen Ellen Company (private                 Metropolitan Series
                                                   investment firm)                                           Fund II
------------------------------------------------------------------------------------------------------------------------------------
Michael S. Scott       Trustee         Since       Jay W. Forrester Professor of Management          52       Metropolitan Series
Morton (67)                            1987        (Emeritus), Sloan School of Management,                    Fund, Inc. and
                                                   Massachusetts Institute of Technology                      Metropolitan Series
                                                                                                              Fund II
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Richard S. Davis+      Trustee         Since       Chairman of the Board, President and Chief        18       None
(59)                                   2000        Executive Officer of State Street Research
                                                   & Management Company; formerly Senior Vice
                                                   President, Fixed Income Investments,
                                                   Metropolitan Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Officers

C. Kim Goodwin         Vice            Since       Managing Director and Chief Investment            17       Akamai Technologies
(45)                   President       2002        Officer - Equities of State Street                         Inc.
                                                   Research & Management Company; formerly
                                                   Chief Investment Officer - U.S. Growth
                                                   Equities, American Century

------------------------------------------------------------------------------------------------------------------------------------
John S. Lombardo       Vice           Since        Managing Director, Chief Financial Officer        18       None
(50)                   President      2001         and Director of State Street Research &
                                                   Management Company; formerly Executive
                                                   Vice President, State Street Research &
                                                   Management Company; and Senior Vice
                                                   President, Product and Financial
                                                   Management, MetLife Auto & Home
------------------------------------------------------------------------------------------------------------------------------------
Mark A. Marinella      Vice          Since         Managing Director and Chief Investment            8        None
(46)                   President     2003          Officer - Fixed Income of State Street
                                                   Research & Management Company; formerly
                                                   Executive Vice President and Senior Vice
                                                   President, State Street Research &
                                                   Management Company; and Chief Investment
                                                   Officer and Head of Fixed Income, Columbia
                                                   Management Group
------------------------------------------------------------------------------------------------------------------------------------
Elizabeth M.           Vice           Since        Managing Director of State Street Research        8        None
Westvold (44)          President      2003         & Management Company; formerly Senior Vice
                                                   President, State Street Research &
                                                   Management Company
------------------------------------------------------------------------------------------------------------------------------------
Erin Xie (36)          Vice           Since        Senior Vice President of State Street             2        None
                       President      2003         Research & Management Company; formerly
                                                   Vice President, State Street Research &
                                                   Management Company; and research
                                                   associate, Sanford Bernstein & Company
------------------------------------------------------------------------------------------------------------------------------------
Douglas A. Romich      Treasurer      Since        Senior Vice President and Treasurer of            18       None
(47)                                  2001         State Street Research & Management
                                                   Company; formerly Vice President and
                                                   Assistant Treasurer, State Street Research
                                                   & Management Company

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 9 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II. The primary adviser to Metropolitan Series Fund, Inc. and Metropolitan Series Fund II is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(+) Mr. Davis is an "interested person" of the Trust under the Investment Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.


                                State Street Research Government Income Fund  19

[LOGO] STATE STREET RESEARCH                                      --------------
       One Financial Center                                          PRSRT STD
       Boston, MA 02111-2690                                       U.S. POSTAGE
                                                                       PAID
                                                                     PERMIT #6
                                                                    HUDSON, MA
                                                                  --------------

--------------------------------------------------------------------------------
New accounts, mutual fund purchases,
exchanges and account information

Internet   www.ssrfunds.com

E-mail     info@ssrfunds.com

Phone      1-87-SSR-FUNDS (1-877-773-8637),
           toll-free, 7 days a week, 24 hours a day
           Hearing-impaired: 1-800-676-7876

Fax 1-617-737-9722 (request confirmation number first from the Service Center by calling 1-877-773-8637)

Mail       State Street Research Service Center
           P.O. Box 8408, Boston, MA 02266-8408

Did You Know?

State Street Research offers electronic delivery of quarterly statements, shareholder reports and fund prospectuses. If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the Web at www.ssrfunds.com and click on "Go to Your Account" or call us at 1-87-SSR-FUNDS (1-877-773-8637).

Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time, to learn more.
--------------------------------------------------------------------------------

Investors should carefully consider the fund's investment objective, risks, charges and expenses before investing. The fund's prospectus contains more complete information on these and other matters. A prospectus for any State Street Research fund is available through your financial professional, by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637) or by visiting our website at www.ssrfunds.com. Please read the prospectus carefully before investing.

OverView

For more information on the products and services we offer, refer to OverView, our quarterly shareholder newsletter.

Webcasts

For a professional perspective on the markets, the economy and timely investment topics, tune in to a State Street Research webcast by visiting our website at www.ssrfunds.com.

Complete Fund Listing

For a list of our funds, visit our website at www.ssrfunds.com under Research Our Funds.

                                    [GRAPHIC]

                                for Excellence in
                           Shareholder Communications

                                    [GRAPHIC]

                            for Excellence in Service

This report must be accompanied or preceded by a current prospectus. When used as sales material after December 31, 2004, this report must be accompanied by a current Quarterly Performance Update.

"State Street Research Proxy Voting Policies and Procedures"--which describes how we vote proxies relating to portfolio securities is available upon request free of charge, by calling the State Street Research Service Center toll-free at 1-87-SSR-FUNDS (1-877-773-8637) or by accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The DALBAR awards recognize quality shareholder service and quality shareholder communications, and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

Member NASD, SIPC
(C)2004 State Street Research Investment Services, Inc.
One Financial Center
Boston, MA  02111-2690
www.ssrfunds.com
CONTROL NUMBER:(exp1205)SSR-LD                                      GI-2849-1204

                               FORM N-CSR(2 OF 3)

ITEM 2: CODE OF ETHICS

     (a) The Registrant has, as of the end of the period covered by this report, adopted a code of ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in the instructions to Form N-CSR that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

     (b) Omitted

     (c) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

     (d) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

     (e) Not applicable.

     (f) Not applicable.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

       The Registrant's Board of Trustees has determined that Steve A. Garban, a member of the Registrant's Board of Trustees and Audit Committee, qualifies as an "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. Mr. Garban is "independent", as defined in the instructions to Form N-CSR.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES


(a) Audit Fee
    Fiscal year ended October 31, 2003         $38,500
    Fiscal year ended October 31, 2004         $33,000

(b) Audit-Related Fees - Represents fees for assurance and related services related to the audit of the registrant's financial statements.
    Fiscal year ended October 31, 2003         $0
    Fiscal year ended October 31, 2004         $0

(c) Tax Fees - Represents fees for professional services rendered by the principal accountant for tax compliance, tax provision review, and the tax return preparation.
    Fiscal year ended October 31, 2003         $4,950
    Fiscal year ended October 31, 2004         $5,000

(d) All other fees - Represents fees paid to Deloitte & Touche LLP to provide a special review of late trading, market timing and related issues concerning the Registrant.
    Fiscal year ended October 31, 2003         $0
    Fiscal year ended October 31, 2004         $14,000


The Registrant's independent accountants, Deloitte & Touche LLP, did not bill fees for audit-related, tax, or other non-audit services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e)(1) The Audit Committee has determined that all work performed for the Registrant by Deloitte & Touche LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures.

    (2) None.

(f) Not applicable.

(g) Non-Audit Fees - Represents fees for audit-related, tax and other non-audit services rendered by the principal accountant to the Registrant, the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

    Fiscal Year Ended October 31, 2003  $4,950
    Fiscal Year Ended October 31, 2004  $65,000

(h) The Audit Committee of the Registrant has considered whether the non-audit services that were rendered by the Registrant's principal accountant to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant and that were not pre-approved by the Audit Committee are compatible with maintaining the principal accountant's independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS
        Not applicable.

ITEM 6: SCHEDULE OF INVESTMENTS
        Not applicable.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES & PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
        Not applicable.

ITEM 8: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
        Not applicable.

ITEM 9: SUBMISSION OF MATTERS TO A VOTE OF SECURITIY HOLDERS

       The Governance Committee will consider nominees recommended by shareholders. Shareholders may submit recommendations to the attention of the Secretary of the Trust, State Street Research & Management Company, One Financial Center, 30th Floor, Boston MA 02111.

ITEM 10: CONTROLS AND PROCEDURES

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting during the Registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.


ITEM 11: EXHIBITS

       (a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

       (a)(2) Certification for each principal executive and principal financial officer of the Registrant required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended
              (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.302CERT

      (b) Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                     State Street Research Financial Trust

                     By:     /s/ Richard S. Davis
                          ------------------------------------------------------
                             Richard S. Davis, President, Chairman and
                             Chief Executive Officer
                             Principal Executive Officer

                     Date    January 6, 2005
                          ------------------------------------------------------

                               FORM N-CSR(3 OF 3)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities, and on the dates indicated.

                     By:     /s/ Richard S. Davis
                          ------------------------------------------------------
                             Richard S. Davis, President, Chairman and
                             Chief Executive Officer
                             Principal Executive Officer

                     Date    January 6, 2005
                          ------------------------

                     By:     /s/ Douglas A. Romich
                          ------------------------------------------------------
                             Douglas A. Romich, Treasurer
                             Principal Financial Officer

                     Date    January 6, 2005
                          ------------------------